SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                                  June 10, 1998
                        (Date of earliest event reported)


                                     AMTRAN, INC.
              (Exact name of registrant as specified in its charter)


     INDIANA                         000-21642                  35-1617970
(State or Other                   (Commission File             (IRS Employer
Jurisdiction                          Number)             Identification Number)
of Incorporation)

               7337 West Washington Street, Indianapolis, Indiana

                                     46231
                                   (Zip Code)


                                (317) 247-4000
            (Registrant's telephone number, including area code)

                                      None
        (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

           Attached as Exhibit 99(a) to this report is the Amtran, Inc. regular monthly traffic press release. This release, dated June 10, 1998, announces its May traffic.

           Attached as Exhibit 99(b) to this report is a press release dated June 17, 1998 discussing Amtran, Inc.'s anticipated second quarter earnings.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                   Amtran, Inc.
                                                   (Registrant)


Date:  June 18, 1998                     By:       Kenneth K. Wolff
                                                     (Signature)


                                         Name:     Kenneth K. Wolff

                                         Title:    Executive Vice President and
                                                   Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit     Description                                                    Page

99(a)       Press Release dated June 10, 1998.                               6

99(b)       Press Release dated June 17, 1998.                               9

                                 Exhibit 99(a)

            ATA REPORTS 45% INCREASE IN MAY SCHEDULED SERVICE TRAFFIC
                            Overall Traffic Up 12.5%

INDIANAPOLIS, IN June 10, 1998 -- American Trans Air, Inc. (ATA), the principal subsidiary of Amtran, Inc. (Nasdaq/NNM: "AMTR"), today reported its May 1998 traffic results.

System-wide  for May 1998,  compared with a year ago:  revenue  passenger  miles
(RPMs) increased 12.5% to 791.2 million; available seat miles (ASMs) increased 12.4% to 1.1 billion; and total block hours flown increased 20.9% to 13,433 while flying the same number of aircraft as the prior year.

In scheduled service for May 1998, as compared with May 1997: RPMs increased 45.1% to 472.4 million; and ASMs increased 44.9% to 627.9 million; passenger load factor equaled last year at 75.2%.

In charter service: ASMs decreased 20.4% to 455.2 million; and block hours flown decreased 23.8% to 3,838 in May 1998 as compared with May 1997.

"The operating results for the month of May reflect the steady growth of our scheduled service over the past several quarters," said Ken Wolff, Amtran's Chief Financial Officer. "This growth continues with last month's addition of Denver, Dallas and San Juan from Chicago-Midway. We are certainly pleased with the early results in these markets as they are already drawing as many passengers as our other popular routes from Chicago. Also, in May, we began taking reservations for our new service, between Chicago-Midway and New York's LaGuardia, which will begin flying July 7."

Wolff continued: "ATA's charter service is also doing well and we are no less dedicated to that portion of our business; however, revenue has been constrained by too few available aircraft to meet the market's demand. No additional aircraft are expected to be available for our charter customers until at least the end of 1998, when it is anticipated that we will take delivery of the first of five L-1011-500s."

ATA, in its 25th year, operates a fleet of 45 aircraft, including Boeing 727s, Boeing 757s and Lockheed L-1011s, which is supported by the Company's own maintenance and engineering facilities in Indianapolis and Chicago-Midway and maintenance support stations worldwide. Amtran's common stock trades on the NASDAQ Stock Market under the symbol "AMTR."
                                     -more-

Amtran Reports May Traffic                                                Page 2

The following are the carrier's May and  year-to-date  traffic  figures for 1998 and 1997:
System-wide                                          May               May
                                                    1998              1997            Change
                                               ----------------  ----------------  -------------
Total
Revenue passenger miles (000s)                         791,152           703,458          12.5%
Available seat miles (000s)                          1,134,690         1,009,704          12.4%
Revenue passengers carried                             526,477           426,727          23.4%
Average passenger trip length (miles)                    1,503             1,648          -8.8%
Block hours flown                                       13,433            11,111          20.9%

Charter Service
Revenue passenger miles (000s)                         275,042           375,545         -26.8%
Available seat miles (000s)                            455,239           571,985         -20.4%
Revenue passengers carried                             143,903           199,285         -27.8%
Average passenger trip length (miles)                    1,911             1,885           1.4%
Block hours flown                                        3,838             5,038         -23.8%

Scheduled Service
Revenue passenger miles (000s)                         472,354           325,649          45.1%
Available seat miles (000s)                            627,899           433,289          44.9%
Passenger load factor                                    75.2%             75.2%          0 pts
Revenue passengers carried                             353,494           225,461          56.8%
Average passenger trip length (miles)                    1,336             1,444          -7.5%
Block hours flown                                        9,021             6,003          50.3%

Sub-service
Block Hours
Block hours flown                                          574                70         720.0%

                                               Year-to-date       Year-to-date
                                                    1998              1997            Change
Total
Revenue passenger miles (000s)                       4,053,658         3,656,656          10.9%
Available seat miles (000s)                          5,692,382         5,035,898          13.0%
Revenue passengers carried                           2,649,130         2,305,401          14.9%
Average passenger trip length (miles)                    1,530             1,586          -3.5%
Block hours flown                                       66,259            53,549          23.7%

Charter Service
Revenue passenger miles (000s)                       1,708,190         2,036,990         -16.1%
Available seat miles (000s)                          2,568,315         2,896,164         -11.3%
Revenue passengers carried                             899,623         1,139,686         -21.1%
Average passenger trip length (miles)                    1,899             1,787           6.3%
Block hours flown                                       22,248            26,248         -15.2%

Scheduled Service
Revenue passenger miles (000s)                       2,238,738         1,613,286          38.8%
Available seat miles (000s)                          2,952,671         2,126,606          38.8%
Passenger load factor                                    75.8%             75.9%       -0.1 pts
Revenue passengers carried                           1,682,127         1,160,832          44.9%
Average passenger trip length (miles)                    1,331             1,390          -4.2%
Block hours flown                                       42,167            27,099          55.6%

Sub-service
Block hours flown                                        1,844               202         812.9%

                                                            -more-

Amtran Reports May Traffic                                                Page 3

ATA Connection (Contract Commuter)                  May                May
Scheduled Service                                   1998              1997             Change
                                              -----------------  ----------------   --------------
Revenue passenger miles (000s)                           2,782             1,943            43.2%
Available seat miles (000s)                              4,379             3,304            32.5%
Passenger load factor                                    63.5%             58.8%          4.7 pts
Revenue passengers carried                              15,884            10,011            58.7%
Average passenger trip length (miles)                      175               194            -9.8%
Block hours flown                                        1,310             1,033            26.8%

                                                Year-to-date      Year-to-date
                                                    1998              1997             Change
                                              -----------------  ----------------   --------------
Revenue passenger miles (000s)                          11,408             4,027           183.3%
Available seat miles (000s)                             20,743             6,571           215.7%
Passenger load factor                                    55.0%             61.3%         -6.3 pts
Revenue passengers carried                              64,372            20,911           207.8%
Average passenger trip length (miles)                      177               193            -8.3%
Block hours flown                                        6,185             2,050           201.7%

ATA Jet Operations                                  May                May
Total                                                 1998            1997             Change
                                              -----------------  ----------------   --------------
Revenue passenger miles (000s)                         788,370           701,515            12.4%
Available seat miles (000s)                          1,130,311         1,006,400            12.3%
Revenue passengers carried                             510,593           416,716            22.5%
Average passenger trip length (miles)                    1,544             1,683            -8.3%
Block hours flown                                       12,123            10,078            20.3%

Charter Service
Revenue passenger miles (000s)                         275,042           375,545           -26.8%
Available seat miles (000s)                            455,239           571,985           -20.4%
Revenue passengers carried                             143,903           199,285           -27.8%
Average passenger trip length (miles)                    1,911             1,885             1.4%
Block hours flown                                        3,838             5,038           -23.8%

Scheduled Service
Revenue passenger miles (000s)                         469,572           323,706            45.1%
Available seat miles (000s)                            623,520           429,985            45.0%
Passenger load factor                                    75.3%             75.3%            0 pts
Revenue passengers carried                             337,610           215,450            56.7%
Average passenger trip length (miles)                    1,391             1,503            -7.5%
Block hours flown                                        7,711             4,970            55.2%

                                                Year-to-date      Year-to-date
                                                   1998               1997             Change
Total
Revenue passenger miles (000s)                       4,042,250         3,652,629            10.7%
Available seat miles (000s)                          5,671,639         5,029,327            12.8%
Revenue passengers carried                           2,584,758         2,284,490            13.1%
Average passenger trip length (miles)                    1,564             1,599            -2.2%
Block hours flown                                       60,073            51,499            16.6%

Charter Service
Revenue passenger miles (000s)                       1,708,190         2,036,990           -16.1%
Available seat miles (000s)                          2,568,315         2,896,164           -11.3%
Revenue passengers carried                             899,623         1,139,686           -21.1%
Average passenger trip length (miles)                    1,899             1,787             6.3%
Block hours flown                                       22,248            26,248           -15.2%

Scheduled Service
Revenue passenger miles (000s)                       2,227,330         1,609,259            38.4%
Available seat miles (000s)                          2,931,928         2,120,035            38.3%
Passenger load factor                                    76.0%             75.9%          0.1 pts
Revenue passengers carried                           1,617,755         1,139,921            41.9%
Average passenger trip length (miles)                    1,377             1,412            -2.5%
Block hours flown                                       35,981            25,049            43.6%


                                  Exhibit 99(b)

                  AMTRAN EXPECTS STRONG SECOND QUARTER EARNINGS

INDIANAPOLIS, IN June 17, 1998 - Amtran, Inc. (Nasdaq/NNM: "AMTR"), parent company of American Trans Air, Inc. (ATA), today announced that it currently expects significant year-over-year improvement in its results for the second quarter ending June 30, 1998.

"Traditionally, ATA`s first and third quarter financial performance has been substantially better than its second quarter results," commented John Tague, Amtran's President and Chief Executive Officer. "We have worked diligently to improve this seasonal reduction by adjusting our business mix and improving our aircraft utilization, especially in our higher yielding markets. The effect of these changes, when combined with the airline industry's currently strong fundamentals, are expected to produce second quarter earnings for 1998 that will be similar to our record first quarter results."

The Company noted that net income for the first quarter of 1998 was $12.4 million or $1.02 per share. In the second quarter of 1997, Amtran lost $749,000 dollars or $.06 per share. It's previous best second quarter net income was $3.3 million or $.29 per share in 1995.

ATA, in its 25th year, operates a fleet of 45 aircraft, including Boeing 727s, Boeing 757s and Lockheed L-1011s, which is supported by the Company's own maintenance and engineering facilities in Indianapolis and Chicago-Midway and maintenance support stations worldwide. Amtran's common stock trades on the NASDAQ Stock Market under the symbol "AMTR."

This press release contains forward-looking statements that incorporate assumptions which entail uncertainties and unknown risks. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the caption "Forward-Looking Statements" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997. These factors include, among others, the following: general economic factors affecting the industry and the Company; competition within the industry; changes in consumer preferences; fuel prices; regulatory changes; and economic conditions in key markets.